Property and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
Property and Equipment, Net

6. Property and Equipment, Net

Property and equipment, net, consisted of the following

	As of December 31, 2024	As of December 31, 2025
	US$	US$
Electronic equipment	3,148	1,697
Furniture, fixtures and other equipment	2,294	1,208
Plants	1,982	1,899
Property and equipment, cost	7,424	4,804
Less: accumulated depreciation	(2,982)	(2,496)
Impairment	(468)	(1,350)
	3,974	958

Depreciation expenses for the years ended December 31, 2025, 2024 and 2023 were approximately $1,430, $1,655 and $1,255    respectively. During the year ended December 31, 2025, the Company recognized an impairment loss of $1,350 related to certain mining field equipment, including SAIHUB cabinets and outdated bitcoin mining machines. The impairment was primarily driven by the decline in Bitcoin prices and mining profitability, which resulted in lower projected future cash flows for these assets.